UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 27, 2014

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01           OTHER EVENTS

The Cheesecake Factory to Present at the Piper Jaffray 34th Annual Consumer Conference

On May 27, 2014 the Company announced that it will present at the Piper Jaffray 34TH Annual Consumer Conference in New York City on June 10, 2014 at 9:15 a.m. Eastern Time.

David Overton, Chairman and Chief Executive Officer, and Doug Benn, Executive Vice President and Chief Financial Officer, will present on behalf of the Company.

The presentation will be webcast on the Company’s website at www.thecheesecakefactory.com and can be accessed by clicking on the “Investors” link from the home page and the conference webcast link at the top of the page.  An archive of the webcast will be available following the live presentation.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1	Press release dated May 27, 2014 entitled, “The Cheesecake Factory to Present at the Piper Jaffray 34th Annual Consumer Conference”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2014	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Debby R. Zurzolo
Debby R. Zurzolo
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated May 27, 2014 entitled, “The Cheesecake Factory to Present at the Piper Jaffray 34th Annual Consumer Conference”